UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2004
                                                  -------------

                          Commerce Bancorp, Inc.
                          ----------------------

(Exact name of registrant as specified in its charter)




      New Jersey                 1-12069                   22-2433468
      ----------           ---------------------        ---------------
  (State or other        (Commission File Number)        (IRS Employer
   jurisdiction                                          Identification
  of incorporation)                                         Number)


Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ           08034-5400
----------------------------------------------------            ----------
(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code: 856-751-9000
                                                            ------------


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Item 12.  Results of Operations and Financial Condition

Commerce Bancorp, Inc. (NYSE Symbol: CBH) is filing this document in order to clarify and amend certain information disclosed in the Company's quarterly earnings release for the period ended June 30, 2004. Such earnings release was filed on a Current Report on Form 8-K on Tuesday, July 13, 2004 under Item 12. Results of Operations and Financial Condition.

1. Under the section entitled Capital Resources, the Company's Leverage Ratio was listed as 6.11%. The Company's Leverage Ratio at June 30, 2004 is 6.33%.


This Current Report on Form 8-K may contain certain forward-looking statements regarding Commerce Bancorp, Inc.'s business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties and any one or a combination of these risks could have a material adverse effect on Commerce Bancorp, Inc.'s business, financial condition and results of operations.



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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           COMMERCE BANCORP, INC.


Date: July 16, 2004


                           By: /s/ DOUGLAS J. PAULS
                               -----------------------------
                               Douglas J. Pauls
                               Senior Vice President and Chief Financial Officer










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